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                                                                   Exhibit 10.14


                      FIRST AMENDMENT TO CREDIT AGREEMENT

                         Dated as of February 23, 2001

                                     among

                             FTI CONSULTING, INC.,


                           THE LENDERS NAMED HEREIN

                                      AND

                BANK OF AMERICA, N.A., as Administrative Agent

                                      AND

                        BANC OF AMERICA SECURITIES LLC,

                  As Sole Lead Arranger and Sole Book Manager

                                      AND

                                SUNTRUST BANK,

                            As Documentation Agent


                                      AND

                                ALLFIRST BANK,

                                  As Co-Agent

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of February 23, 2001, by and among FTI CONSULTING, INC. (the "Borrower"), a Delaware corporation with its principal office at 2021 Research Drive, Annapolis, Maryland 21401, each of the lenders named herein on the signature pages hereof (such lenders and any other lender or lenders which may hereafter become a party to this Agreement pursuant to the provisions of Section 11.3 hereof, together, the "Lenders" and each individually a "Lender"), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), SUNTRUST BANK, as Documentation Agent, ALLFIRST BANK, as Co-Agent and BANC OF AMERICA SECURITIES LLC ("BAS"), as the sole lead arranger and sole book manager.

                                   RECITALS
                                   --------

     A. Pursuant to a Credit Agreement dated as of December 22, 2000 (as amended from time to time the "Credit Agreement"), by and among the Borrower, the Lenders, the Administrative Agent and BAS, the Lender extended to the Borrower credit facilities consisting of (i) a revolving credit facility in the maximum principal amount of Forty Seven Million Five Hundred Thousand Dollars ($47,500,000), (ii) a letter of credit facility in the maximum principal amount of Five Million ($5,000,000), as part of that revolving credit facility, and
(iii) a term loan facility in the principal amount of Thirty Two Million Five Hundred Thousand Dollars ($34,500,000).

     B. The Borrower has requested and the Lender, the Administrative Agent and BAS have agreed to amend certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth in this Amendment.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders, the Administrative Agent and BAS agree as follows:

     1.   Amendment to Credit Agreement.  Section 2.1(b)(ii) of the Credit
          -----------------------------
Agreement is hereby amended and restated in its entirety as follows:

               (ii) The outstanding balance of the Term Loan shall be repaid over a period of five (5) years in consecutive quarterly installments of principal in the principal amounts set forth below on the last day of each March, June, September and December hereafter, plus accrued interest thereon on each Interest Payment Date:

                  Quarterly                                 Principal
                Payment Number                            Payment Amount
                --------------                            --------------

                     1-8                                    $ 1,083,333;
                     9-12                                 $ 1,625,000; and
                    13-20                                   $12,166,667.


          Unless sooner paid, the unpaid principal balance of the Term Loan, together with all interest accrued therein, shall be due and payable in full on the Maturity Date.

     2.   Miscellaneous
          -------------

          (a) Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Maryland excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such state.

          (b) Counterparts. This Amendment may be executed in any number of counterparts, and by different parties on separate counterpart signature pages, each executed counterpart constituting an original but all together constituting one and the same agreement.

          (c) Captions. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          (d) References to Credit Agreement Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the effectiveness of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

          (e) Expenses. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay all expenses relating to the subject matter of this Amendment, including but not limited to the fees and expenses of Troutman Sanders Mays & Valentine LLP, counsel for the Administrative Agent, incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other instruments and documents to be executed and delivered pursuant thereto.

          (f) Ratification and Reaffirmation. Except to the extent hereby modified or amended, the Credit Agreement is in all respects hereby ratified, confirmed and approved by the parties hereto. The Borrower also hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Loan Documents remain in full force as amended hereby and effect and the rights and remedies of the Agent and the Lenders thereunder, the

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obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. All of the Obligations arising under or otherwise relating to the Credit Agreement as amended hereby or any of the other Financing Documents shall continue to be secured by the Security Agreement. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     IN WITNESS WHEREOF, the Borrower has caused this Amendment to be duly executed as of the date first above written by its duly authorized officer and the Administrative Agent, BAS and each Lender have caused it to be executed by their duly authorized officers.



WITNESS/ATTEST:                    FTI CONSULTING, INC.


 /s/ Cheryl J. Meeks               By: /s/ Theodore I. Pincus
 -------------------                  ----------------------------------------
                                      Name:  Theodore I. Pincus
                                      Title: EVP/CFO


WITNESS:                           BANK OF AMERICA, N.A.


 /s/ Laura B. Schmuck              By: /s/ Susan J. Ryan, V.P.
 --------------------                 -----------------------------------------
                                      Susan J. Ryan
                                      Senior Agency Officer


                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent


                                   By: /s/ Michael J. Landini
                                      ----------------------------------------
                                      Michael J. Landini, Senior Vice President


                                   SUNTRUST BANK


                                   By: /s/ Kathy Boozer
                                      -----------------------------------------
                                      Kathy Boozer, Vice President


                                   ALLFIRST BANK


                                   By: /s/ John C. Acker
                                      ----------------------------------------
                                      John C. Acker, Vice President

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                                   SUMMIT BANK


                                   By: /s/ Roy Brubaker
                                     -----------------------------------------
                                     Roy Brubaker, Vice President


                                   COMERICA BANK


                                   By: /s/ Robert Wilson
                                     -----------------------------------------
                                     Robert Wilson, Account Officer


                                   PROVIDENT BANK OF MARYLAND


                                   By: /s/ Jennifer Kissner
                                     -----------------------------------------
                                     Jennifer Kissner
                                     Assistant Vice President

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